GENWORTH LIFE VA SEPARATE ACCOUNT

Financial Statements

Year ended December 31, 2025

(With Report of Independent Registered Public Accounting Firm Thereon)

GENWORTH LIFE VA SEPARATE ACCOUNT

Year ended December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Genworth Life Insurance Company

and

Contract Owners of

Genworth Life VA Separate Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise Genworth Life VA Separate Account (the Subaccounts), as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccounts as of December 31, 2025, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the transfer agent of the underlying investments. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Genworth Life Insurance Company separate account investment companies since 1996.

Richmond, Virginia

April 23, 2026

Appendix

Statements of assets and liabilities as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP Fund — Class 1 Shares

Goldman Sachs Variable Insurance Trust

Goldman Sachs Government Money Market Fund — Service Shares

State Street Variable Insurance Series Funds, Inc.

Income V.I.S. Fund — Class 1 Shares

Premier Growth Equity V.I.S. Fund — Class 1 Shares

U.S. Equity V.I.S. Fund — Class 1 Shares

GENWORTH LIFE VA SEPARATE ACCOUNT

Statements of Assets and Liabilities

December 31, 2025

	Franklin Templeton Variable Insurance Products Trust	Goldman Sachs Variable Insurance Trust	State Street Variable Insurance Series Funds, Inc.

	Templeton Foreign VIP Fund — Class 1 Shares	Goldman Sachs Government Money Market Fund — Service Shares	Income V.I.S. Fund — Class 1 Shares	Premier Growth Equity V.I.S. Fund — Class 1 Shares	U.S. Equity V.I.S. Fund — Class 1 Shares

Assets:
Investments at fair value (note 2b)	$—	$431,790	$64,909	$2,145,308	$1,331,117
Dividend receivable	—	1,279	—	—	—
Total assets	—	433,069	64,909	2,145,308	1,331,117

Liabilities:
Accrued expenses payable to affiliate (note 4b)	—	(24)	3	83	52
Total liabilities	—	(24)	3	83	52

Net assets	$—	$433,093	$64,906	$2,145,225	$1,331,065

Investments in securities at cost	$—	$431,790	$75,777	$1,980,202	$1,321,849
Shares outstanding	—	431,790	6,651	18,671	28,620

See accompanying notes to financial statements.

GENWORTH LIFE VA SEPARATE ACCOUNT

Statements of Operations

	Franklin Templeton Variable Insurance Products Trust	Goldman Sachs Variable Insurance Trust	State Street Variable Insurance Series Funds, Inc.

	Templeton Foreign VIP Fund — Class 1 Shares	Goldman Sachs Government Money Market Fund — Service Shares	Income V.I.S. Fund — Class 1 Shares	Premier Growth Equity V.I.S. Fund — Class 1 Shares	U.S. Equity V.I.S. Fund — Class 1 Shares

	Year ended December 31, 2025	Year ended December 31, 2025	Year ended December 31, 2025	Year ended December 31, 2025	Year ended December 31, 2025

Investment income and expense:
Income — Ordinary dividends	$—	$16,738	$2,414	$—	$2,576
Mortality and expense risk and administrative charges (note 4a)	—	6,091	976	27,043	17,229
Net investment income (expense)	—	10,647	1,438	(27,043)	(14,653)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	—	—	(2,829)	20,226	2,542
Change in unrealized appreciation (depreciation)	—	—	4,563	(41,568)	(48,805)
Capital gain distributions	—	—	—	379,772	231,442
Net realized and unrealized gain on investments	—	—	1,734	358,430	185,179

Increase in net assets from operations	$—	$10,647	$3,172	$331,387	$170,526

See accompanying notes to financial statements.

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GENWORTH LIFE VA SEPARATE ACCOUNT

Statements of Changes in Net Assets

	Franklin Templeton Variable Insurance Products Trust		Goldman Sachs Variable Insurance Trust		State Street Variable Insurance Series Funds, Inc.

	Templeton Foreign VIP Fund — Class 1 Shares		Goldman Sachs Government Money Market Fund — Service Shares		Income V.I.S. Fund — Class 1 Shares

	Year ended December 31,		Year ended December 31,		Year ended December 31,

	2025	2024	2025	2024	2025	2024

Increase (decrease) in net assets

From operations:
Net investment income (expense)	$—	$—	$10,647	$14,656	$1,438	$701
Net realized gain (loss) on investments	—	—	—	—	(2,829)	(11,616)
Change in unrealized appreciation (depreciation) on investments	—	—	—	—	4,563	10,290
Capital gain distributions	—	—	—	—	—	—
Increase (decrease) in net assets from operations	—	—	10,647	14,656	3,172	(625)

From capital transactions (note 4):
Transfers for contract benefits and terminations	—	—	(17,636)	(2,932)	(16,558)	(87,501)
Transfers between subaccounts (including fixed account), net	—	—	(10)	(8)	(9)	98
Decrease in net assets from capital transactions	—	—	(17,646)	(2,940)	(16,567)	(87,403)
Increase (decrease) in net assets	—	—	(6,999)	11,716	(13,395)	(88,028)
Net assets at beginning of year	—	—	440,092	428,376	78,301	166,329
Net assets at end of year	$—	$—	$433,093	$440,092	$64,906	$78,301

Change in units (note 5):
Units purchased	—	—	—	2	—	7
Units redeemed	—	—	(1,796)	(307)	(1,037)	(5,422)
Net decrease in units from capital transactions with contract owners	—	—	(1,796)	(305)	(1,037)	(5,415)

See accompanying notes to financial statements.

GENWORTH LIFE VA SEPARATE ACCOUNT

Statements of Changes in Net Assets — Continued

State Street Variable Insurance Series Funds, Inc. (continued)

Premier Growth Equity V.I.S. Fund — Class 1 Shares		U.S. Equity V.I.S. Fund — Class 1 Shares

Year ended December 31,		Year ended December 31,

2025	2024	2025	2024

$(27,043)	$(27,394)	$(14,653)	$(11,948)
20,226	131,708	2,542	24,997
(41,568)	17,848	(48,805)	(11,113)
379,772	394,241	231,442	236,943
331,387	516,403	170,526	238,879

(32,870)	(760,204)	(43,632)	(106,878)
60	(26,038)	(63)	(212)
(32,810)	(786,242)	(43,695)	(107,090)
298,577	(269,839)	126,831	131,789
1,846,648	2,116,487	1,204,234	1,072,445
$2,145,225	$1,846,648	$1,331,065	$1,204,234

1	36	1	1
(316)	(8,380)	(679)	(1,696)
(315)	(8,344)	(678)	(1,695)

See accompanying notes to financial statements.

GENWORTH LIFE VA SEPARATE ACCOUNT

Notes to Financial Statements

December 31, 2025

(1)	Description of Entity

Genworth Life VA Separate Account (the “Separate Account”) is a separate investment account established in 1981 by Genworth Life Insurance Company (“Genworth Life”), pursuant to the laws of the State of Washington. Genworth Life is a stock life insurance company incorporated under the laws of Delaware on September 28, 1956. Genworth Life is licensed to do business in the District of Columbia and all states except New York. Genworth Life is wholly-owned by Genworth North America Corporation, which is indirectly wholly-owned by Genworth Financial, Inc. (“Genworth”). Genworth is a financial services company dedicated to helping meet the homeownership and long-term care needs of its customers.

Genworth Life’s principal products are long-term care insurance (“LTC”), life insurance and fixed deferred and immediate annuities. LTC products are intended to protect against the significant and escalating costs of LTC services provided in the insured’s home or assisted living or nursing facilities. In October 2025, Genworth Life ceased sales of LTC policies; however, it may still issue a limited number of certificates under existing group LTC policies.

Life insurance products provide protection against financial hardship primarily after the death of an insured. Deferred annuities are intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for one of the following: a defined number of years, the annuitant’s lifetime or the longer of a defined number of years and the annuitant’s lifetime. In March 2016, Genworth Life suspended sales of traditional life insurance and fixed annuity products. Genworth Life, however, continues to service its existing retained and reinsured blocks of business. Genworth Life continues to offer LTC products.

Genworth Life also has other products which have not been actively sold since 2011, but it continues to service its existing blocks of business. Those products include variable annuities, corporate-owned life insurance and funding agreements. Genworth Life’s variable annuities include a guaranteed minimum death benefit.

The Separate Account currently has subaccounts that invest in series or portfolios (“Portfolios”) of open-end mutual funds (“Funds”). Such Portfolios are not sold directly to the general public. The Portfolios are sold to Genworth Life, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of Genworth Life. In addition, the Portfolios may be sold to retirement plans. Genworth Life uses the Separate Account to support the flexible premium deferred annuity contracts, as well as for other purposes permitted by law.

Currently, there are multiple subaccounts of the Separate Account available under the contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund).

The assets of the Separate Account belong to Genworth Life. However, Genworth Life does not charge the assets in the Separate Account attributable to the contracts (including any certificates issued thereunder) with liabilities arising out of any other business that Genworth Life may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of Genworth Life’s General Account to the extent that the assets of the Separate Account exceed the liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business Genworth Life may conduct.

The Separate Account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

GENWORTH LIFE VA SEPARATE ACCOUNT

Notes to Financial Statements — Continued

December 31, 2025

All designated Portfolios listed above are series type mutual funds.

(2)	Summary of Significant Accounting Policies

(a) Basis of Presentation

These financial statements have been prepared on the basis of U.S. generally accepted accounting principles (“U.S. GAAP”). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

(b) Investments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the mutual fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

•	Level 3 — unobservable inputs.

The investments of the Separate Account are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2025 and there were no transfers between the levels during 2025.

Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day that the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

(c) Unit Class

The Separate Account has one unit class within the subaccounts. No new contracts are issued in the Separate Account. Existing contract owners can, however, continue to add purchase payments to their contract or certificate as applicable.

(d) Federal Income Taxes

The operations of the Separate Account are a part of, and are taxed with, the operations of Genworth Life. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. Genworth Life is taxed as a life insurance company under the Code.

GENWORTH LIFE VA SEPARATE ACCOUNT

Notes to Financial Statements — Continued

December 31, 2025

(e) Segment Reporting

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by a public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The subaccounts within the Separate Account apply the guidance in Topic 280, Segment Reporting, which impacts financial statement disclosures only and does not affect the financial position or results of operations of the subaccounts of the Separate Account. The subaccounts have acted as single reportable segments, and the CODM of the subaccounts within the Separate Account is the Variable Product Portfolio Manager. The Separate Account is structured with a limited purpose by design, and its sole purpose is to record and report the invested funds and activities and performance chosen by contract/policy holders. Investment performance of funds may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. Significant revenues and expenses are reported on the Statements of Changes in Net Assets and are reviewed by the CODM. The accounting policies of the segment are the same as those described in the summary of significant accounting policies herein.

(f) Subsequent Events

No material subsequent events have occurred since December 31, 2025 through April 23, 2026, the date the financial statements were available to be issued, that would require adjustment to the financial statements.

(3)	Purchases and Sales of Investments

The aggregate cost of investments acquired, and the aggregate proceeds of investments sold for the year December 31, 2025 were:

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund — Class 1 Shares	$—	$—
Goldman Sachs Variable Insurance Trust
Goldman Sachs Government Money Market Fund — Service Shares	17,033	23,728
State Street Variable Insurance Series Funds, Inc.
Income V.I.S. Fund — Class 1 Shares	2,415	17,544
Premier Growth Equity V.I.S. Fund — Class 1 Shares	380,897	185,312
U.S. Equity V.I.S. Fund — Class 1 Shares	234,057	60,960

(4)	Related Party Transactions

(a) Genworth Life

Net purchase payments (premiums) transferred from Genworth Life to the Separate Account represent gross premiums recorded by Genworth Life on its deferred variable annuity contracts less deductions retained as compensation for premium taxes. The deduction for premium taxes is deferred until the contracts are surrendered. During the period of January 1, 2024 to December 31, 2025, there were no premiums received.

Contract owners may elect to allocate assets to the Fixed Modified Guaranteed Annuity (“MGA”) Account that is part of the General Account of Genworth Life. Amounts allocated to the Fixed MGA Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Fixed MGA Account to the subaccounts of the Separate Account and from the subaccounts of the Separate Account to the Fixed MGA

GENWORTH LIFE VA SEPARATE ACCOUNT

Notes to Financial Statements — Continued

December 31, 2025

Account. Any amount transferred or surrendered from the Fixed MGA Account prior to an allocation period of 12 months is subject to a market value adjustment, which may be negative or positive depending on market conditions at the time of transfer or surrender. Under no circumstances will the market adjustment cause the amount transferred or surrendered to fall below the guaranteed interest rate as stated in the contract.

Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that Genworth Life assumes, and the death benefit provided under the contract. The fees charged to cover administrative expenses and mortality and expense risk charges are assessed through the daily unit value calculation. The fees are assessed on a daily basis through the daily net asset value. Note 6 demonstrates the total charge percentage. Other charges assessed to cover certain other administrative expenses are assessed by the redemption of units.

A charge attributable to each contract, if a group contract is issued, is equal to an annual effective rate of 1.40% of the average daily net assets allocated to the contract owner’s account and is assessed through the reduction of unit values. This charge consists of a mortality and expense risk charge equal to an annual effective rate of 1.25% of the average daily net assets of the contract owner’s account and an administrative charge equal to an annual effective rate of 0.15% of the average daily net assets allocated to the contract owner’s account.

Each year the Separate Account deducts a certificate maintenance charge of $40 from each certificate. The Separate Account assesses this fee as partial compensation for certain administrative services and this charge is assessed through the redemption of units. The Separate Account will waive the certificate maintenance charge if, at the time of the assessment, the certificate value is $40,000 or greater.

Units are not assigned to capital transactions to Genworth Life and no contract or certificate charges are assessed against Genworth Life’s net assets.

(b) Accrued Expenses Payable to Affiliate

Charges and deductions made under the contracts for services and benefits unpaid at year-end are accrued and payable to Genworth Life.

(c) Capital Brokerage Corporation

Capital Brokerage Corporation (“CBC”), an affiliate of Genworth Life, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). CBC serves as the distributor and principal underwriter for variable annuity contracts issued by Genworth Life. Certain officers and directors of Genworth Life are also officers and directors of CBC.

(5)	Capital Transactions

All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years ended December 31, 2025 and 2024 is reflected in the Statements of Changes in Net Assets.

GENWORTH LIFE VA SEPARATE ACCOUNT

Notes to Financial Statements — Continued

December 31, 2025

(6)	Financial Highlights

A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, net investment income ratios, and total return ratios for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 follows.

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund — Class 1 Shares
2025	1.40%	—	20.41	—	0.00%	27.70%
2024	1.40%	—	15.98	—	0.00%	(2.19)%
2023	1.40%	—	16.34	—	0.00%	19.40%
2022	1.40%	—	13.69	—	0.00%	(8.68)%
2021	1.40%	—	14.99	—	0.00%	2.98%
Goldman Sachs Variable Insurance Trust
Goldman Sachs Government Money Market Fund — Service Shares
2025	1.40%	43,321	10.00	433	3.87%	2.49%
2024	1.40%	45,117	9.75	440	4.79%	3.43%
2023	1.40%	45,422	9.43	428	4.64%	3.32%
2022	1.40%	65,029	9.13	594	1.48%	(0.02)%
2021	1.40%	50,943	9.13	465	0.01%	(1.39)%
State Street Variable Insurance Series Funds, Inc.
Income V.I.S. Fund — Class 1 Shares
2025	1.40%	3,992	16.27	65	3.49%	4.43%
2024	1.40%	5,029	15.57	78	1.96%	(2.21)%
2023	1.40%	10,444	15.93	166	2.02%	3.22%
2022	1.40%	11,048	15.43	170	2.67%	(15.58)%
2021	1.40%	11,168	18.28	204	2.29%	(3.19)%
Premier Growth Equity V.I.S. Fund — Class 1 Shares
2025	1.40%	17,037	125.93	2,145	0.00%	18.32%
2024	1.40%	17,352	106.43	1,847	0.00%	29.21%
2023	1.40%	25,696	82.37	2,116	0.00%	44.24%
2022	1.40%	34,852	57.11	1,990	0.00%	(31.40)%
2021	1.40%	37,354	83.25	3,110	0.00%	23.22%
U.S. Equity V.I.S. Fund — Class 1 Shares
2025	1.40%	17,444	76.31	1,331	0.21%	14.83%
2024	1.40%	18,122	66.45	1,204	0.40%	22.79%
2023	1.40%	19,817	54.12	1,072	0.49%	26.13%
2022	1.40%	22,267	42.91	955	0.49%	(20.04)%
2021	1.40%	22,510	53.66	1,208	0.23%	23.74%

(1)

Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.

(2)	The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)

The total return for the year indicated includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.